PPr

Heitman US Real Estate Securities Fund
Schedule of Investments (Unaudited)
March 31, 2024
	Shares	Value
Real Estate Investment Trusts (REITs) — 99.03%
Data Center REITs — 9.05%
Digital Realty Trust, Inc.	2,692	$387,756
Equinix, Inc.	1,115	920,243
		1,307,999
Diversified REITs — 5.24%
Crown Castle, Inc.	3,890	411,679
CTO Realty Growth, Inc.	5,448	92,344
Essential Properties Realty Trust, Inc.	9,523	253,883
		757,906
Health Care REITs — 11.05%
Healthpeak Properties, Inc.	20,637	386,944
Medical Properties Trust, Inc.	10,554	49,604
Ventas, Inc.	1,986	86,470
Welltower, Inc.	11,498	1,074,372
		1,597,390
Hotel & Resort REITs — 3.84%
Park Hotels & Resorts, Inc.	7,740	135,373
Ryman Hospitality Properties, Inc.	3,625	419,086
		554,459
Industrial REITs — 15.78%
EastGroup Properties, Inc.	2,422	435,403
Prologis, Inc.	10,789	1,404,943
STAG Industrial, Inc.	11,448	440,061
		2,280,407
Multi-Family Residential REITs — 10.85%
AvalonBay Communities, Inc.	1,615	299,679
Centerspace	1,886	107,766
Equity Residential	1,152	72,703
Essex Property Trust, Inc.	2,040	499,413
Independence Realty Trust, Inc.	11,074	178,624
Mid-America Apartment Communities, Inc.	3,120	410,529
		1,568,714
Office REITs — 5.12%
Alexandria Real Estate Equities, Inc.	900	116,019
Cousins Properties, Inc.	15,472	371,947
SL Green Realty Corp.	4,580	252,495
		740,461
Other Specialized REITs — 8.04%
Iron Mountain, Inc.	7,470	599,169
Lamar Advertising Co. - Class A	2,330	278,225
VICI Properties, Inc.	9,544	284,316
		1,161,710
Retail REITs — 17.09%
Agree Realty Corp.	6,317	360,827
Kimco Realty Corp.	22,859	448,265
Kite Realty Group Trust	16,944	367,346
NNN REIT, Inc.	5,937	253,747
Realty Income Corp.	7,405	400,610
Simon Property Group, Inc.	4,086	639,418
		2,470,213
Self-Storage REITs — 7.69%
Extra Space Storage, Inc.	5,070	745,290
Public Storage	1,261	365,766
		1,111,056
Single-Family Residential REITs — 5.28%
American Homes 4 Rent - Class A	10,578	389,059
Sun Communities, Inc.	2,915	374,811
		763,870
Total Real Estate Investment Trusts (REITs) (Cost $13,515,933)		14,314,185

Money Market Funds — 0.76%
First American Treasury Obligations Fund, Class X, 5.22%(a)	109,175	109,175
Total Money Market Funds (Cost $109,175)		109,175

Total Investments (Cost $13,625,108) — 99.79%		14,423,360
Other Assets in Excess of Liabilities — 0.21%		30,949
Total Net Assets — 100.00%		$14,454,309

(a)	The rate quoted is the annualized seven-day effective yield as of March 31, 2024.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2024:

Heitman US Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Assets
Real Estate Investment Trusts (REITs)	$14,314,185	$–	$–	$14,314,185
Money Market Funds	109,175	–	–	109,175
	$14,423,360	$–	$–	$14,423,360

For the period ended March 31, 2024, there were no transfers into or out of Level 3 securities. Refer to the Schedule of Investments for further information on the classification of investments.